WCM China Quality Growth Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2026 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 100.3%
	CHINA — 87.5%
4,616	Alibaba Group Holding Ltd.	$72,353
196	Alibaba Group Holding Ltd. - ADR	24,590
13,000	China Hongqiao Group Ltd.	58,724
2,195	Contemporary Amperex Technology Co., Ltd. - Class A	129,870
14,337	DiDi Global, Inc. - ADR*	58,925
326	Futu Holdings Ltd. - ADR*	44,584
8,807	HUYA, Inc. - ADR	29,063
26,800	Jiangsu Zhongtian Technology Co., Ltd. - Class A	118,809
44,723	Kingsoft Cloud Holdings Ltd.*	40,442
400	Kweichow Moutai Co., Ltd. - Class A	84,234
3,730	Melco Resorts & Entertainment Ltd. - ADR*	21,186
325	PDD Holdings, Inc. - ADR*	33,208
14,000	Ping An Insurance Group Co. of China Ltd. - Class H	107,649
7,565	Shengyi Technology Co., Ltd. - Class A	60,746
2,538	Sieyuan Electric Co., Ltd. - Class A	75,064
2,758	Tencent Holdings, Ltd.	173,954
392	Trip.com Group Ltd. - ADR	19,518
39,630	Wasion Holdings Ltd.	143,870
6,100	WuXi AppTec Co., Ltd. - Class A	88,491
		1,385,280
	HONG KONG — 3.2%
25,114	Time Interconnect Technology Ltd.	50,212
	NETHERLANDS — 2.1%
3,615	Prosus N.V. - ADR	33,439
	TAIWAN — 4.3%
77,000	FIT Hon Teng Ltd.*	69,005
	UNITED STATES — 3.2%
1,309	ACM Research, Inc. - Class A*	51,509
	TOTAL COMMON STOCKS
	(Cost $1,393,193)	1,589,445

WCM China Quality Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2026 (Unaudited)

Principal Amount		Value
	BANK DEPOSIT INVESTMENTS — 1.2%
$18,438	UMB Bank, Money Market Special II, 3.43%[1]	$18,438
	TOTAL BANK DEPOSIT INVESTMENTS
	(Cost $18,438)	18,438
	TOTAL INVESTMENTS — 101.5%
	(Cost $1,411,631)	1,607,883
	Liabilities in Excess of Other Assets — (1.5)%	(23,967)
	TOTAL NET ASSETS — 100.0%	$1,583,916

ADR – American Depository Receipt

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.